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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________
                                    FORM 8-K

                                 CURRENT REPORT
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                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES
                            AND EXCHANGE ACT OF 1934
                ------------------------------------------------

         Date of Report (Date of earliest event reported): December 9, 2002

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                                 FONEFRIEND, INC.
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              (Exact name of registrant as specified in its Charter)

          DELAWARE                   0-24408                    33-0611753
(State or other jurisdiction of    (Commission               (I.R.S. Employer
incorporation or organization)     file number)              Identification No.)

                           2722 LOKER AVENUE WEST, SUITE G
                               CARLSBAD, CA 92008
                    (Address of principal executive offices)

                            AREA CODE (760) 607-2330
                         (Registrant's telephone number,
                              including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-----------------------------------------------------

On December 9, 2002, Squar, Milner, Reehl & Williamson, LLP (Squar Milner), the former independent auditors for Universal Broadband Networks, Inc. (predecessor to FoneFriend, Inc.), gave written notice of their resignation as auditors for Universal Broadband Networks, Inc.

FoneFriend, Inc., the Registrant, has not changed auditors. The independent auditing firm for FoneFriend, Inc. is HENRY SCHIFFER, CPA, located in Beverly Hills, California.

Due to an error made by Squar Milner in addressing their correspondence, written notice was just recently received by FoneFriend, Inc.

The Registrant is not aware of any disagreements with the former auditing firm of Squar Milner.



ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS


         (c)   Exhibits

         16.1 Letter dated December 9, 2002 from Squar, Milner, Reehl & Williamson, LLP to Universal Broadband Networks, Inc., FoneFriend, Inc. (wrong address) and the Securities and Exchange Commission pursuant to Item 301(a)(3) of Regulation S-K.




                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 9, 2003                                FoneFriend, Inc.


                                                   By: /s/ Jackelyn Giroux
                                                       -------------------------
                                                       Jackelyn Giroux
                                                       President








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